EXHIBIT 1O(K)(1)

                                AMENDMENT ONE TO
                               MARKETING AGREEMENT

THIS AMENDMENT TO THE MARKETING AGREEMENT, made and entered into this tenth day of May, 2001, by and between JOHN HANCOCK LIFE INSURANCE COMPANY, hereinafter to referred to as "HANCOCK," a Massachusetts corporation, and LEGACY MARKETING GROUP, hereinafter to referred to as "LMG," a California corporation, with reference to the following facts:

WHEREAS, LMG and Hancock entered into the Marketing Agreement, hereinafter referred to as "the Agreement," on January 18, 2001, wherein Hancock and LMG agreed to jointly develop proprietary life insurance and annuity products, wherein LMG would market such products on behalf of Hancock, utilizing its nationwide distribution channels of duly licensed and appointed Producers in consideration of the fees as set forth in APPENDIX B of the Agreement;

WHEREAS, LMG and Hancock desire to include John Hancock Variable Life Insurance Company {an affiliate of Hancock} as privy and an additional party to the Agreement;

WHEREAS, LMG and Hancock desire to amend the terms of the Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing recitals and mutual promises hereinafter contained, and other good and valuable consideration, LMG and Hancock agree as follows:

1. "All references to "Hancock" in the Agreement shall be deemed to include John Hancock Variable Life Insurance Company. Furthermore, John Hancock Variable Life Insurance Company hereby expressly ratifies, acknowledges and agrees to adhere to the terms set forth in the Agreement."

2.       Add to Appendix A, Policy Forms, as follows:

         "The Product Specifications prepared for new products will include the Policy Forms for such products. Furthermore, such Product
         Specifications shall be incorporated by reference herein to the Agreement, upon final written authorization of Hancock and LMG."

3.       Add to Appendix B, Commission and Marketing Allowance Fees, as follows:

         "The Product Specifications prepared for new products will include the Commission, Override, Marketing Allowance and LMG Trail Commission for such products. Furthermore, such Product Specifications shall be incorporated by reference herein to the Agreement, upon final written authorization of Hancock and LMG."


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All other provisions in the Marketing  Agreement not specifically  amended above remain in effect and unchanged.

IN WITNESS WHEREOF, LMG and Hancock have hereto executed this Agreement.

LEGACY MARKETING GROUP              JOHN HANCOCK LIFE INSURANCE COMPANY

By: /s/ Don Dady                    By: /s/ Bruce M. Jones

Title: VP                           Title: VP

Date: October 2, 2001               Date _________________________________

Witness: /s/ Stephanie Molteni      Witness______________________________

                                    JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                    By: /s/ Bruce M. Jones

                                    Title: VP

                                    Date _________________________________

                                    Witness ______________________________




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